Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2003

COMPUTER ACCESS TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31863	77-0302527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Walsh Avenue, Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(408) 727-6600

Not applicable

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:    The following documents are filed as exhibits to this report:

Exhibit Number	Description
99.1	Press Release dated April 24, 2003 of the Registrant.

ITEM 9.    REGULATION FD DISCLOSURE

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 24, 2003, Registrant issued a press release announcing its preliminary quarterly earnings results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER ACCESS TECHNOLOGY CORPORATION, a Delaware corporation

April 24, 2003	By:	/s/ CARMINE J. NAPOLITANO
Carmine J. Napolitano Vice President and Chief Financial Officer